Securities Act of 1933 Registration No. 2-68483

Investment Act of 1940 Registration No. 881-3079

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A-A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. _______ [ ]

Post-Effective Amendment No. 26 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 28 [X]

NORTHEAST INVESTORS GROWTH FUND

(Exact Name of Registrant as Specified in Charter)

50 Congress Street
Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 523-3588

William A. Oates, Jr.
President
Northeast Investors Growth Fund
50 Congress Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Copies to:

Thomas J. Kelly, Esquire
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111

MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C.


April 30, 2001
MINTZ LEVIN
COHN FERRIS
GLOVSKY AND
POPEO PC


Boston                                              One Financial Center
                                                    Boston, Massachusetts 02111
New York                                            617 542 6000
                                                    617 542 2241 fax
Reston                                              www.mintz.com

Washington

                                                    Thomas J. Kelly
                                                    Direct dial  617 348 1669
                                                    tjkelly@mintz.com


                                                          April 30, 2001

        Securities and Exchange Commission
        450 5th Street, N.W.
        Judiciary Plaza
        Washington, D.C.   20549

                 Re:      Northeast Investors Growth Fund
                          File No. 2-68483
                          --------------------------------------------

        Gentlemen:

                 Enclosed for filing on behalf of Northeast Investors Growth Fund is a filing on Form N-1A comprising Post-Effective Amendment No. 26 to the Fund's Registration Statement under the Securities Act of 1933, as amended, and Amendment No. 28 to the Fund's Registration Statement under the Investment Company Act of 1940, as amended.

                 The enclosed Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended. Accordingly, it is proposed that this filing will become effective on May 1, 2001 pursuant to paragraph (b) of said Rule 485.

                                                      Sincerely yours,



                                                      Thomas J. Kelly


                  It is proposed that the filing will become effective under Rule 485:

                  [ ] Immediately upon filing pursuant to paragraph (b), [X] On May 1, 2001 pursuant to paragraph (b), [ ] 60 days after filing pursuant to paragraph (a)(1), [ ] On ____________ pursuant to paragraph (a)(1), [ ] 75 days after filing pursuant to paragraph (a)(2).

                  If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933

PART A

================ ================================================== ==================================================
Item No.         Registration Statement Caption                     Caption in Prospectus
================ ================================================== ==================================================
    =========== ================================================== ==================================================
    1.          Front and Back Cover Pages                         Front and Back Cover Pages
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    2.          Risk/Return Summary:  Investment, Risks, and       Overview of the Fund; Fund Goals, Strategies,
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    3.          Risk/Return Summary:  Fee Table                    Investor Expenses
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    4.          Investment Objectives, Principal Investment        Fund Goals, Strategies, Risks and Management;
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    5.          Management's Discussion of Performance             Annual Report; Back Cover Page
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    6.          Management, Organization and Capital Structure     Advisory and Service Contract; Additional
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    7.          Shareholder Information                            Your Account
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    8.          Distribution Arrangements                          Sales without "Sales Charge"
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    9.          Financial Highlights Information                   Financial Highlights
    =========== ================================================== ==================================================


PART B

================ ================================================== ==================================================
Item No.         Registration Statement Caption                     Caption in Statement of Additional Information
================ ================================================== ==================================================
    =========== ================================================== ==================================================
    10.         Cover Page and Table of Contents                   Cover Page; Table of Contents
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    11.         Fund History                                       The Fund
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    12.         Description of the Fund and its Investments and    The Fund; Investment Restrictions
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    13.         Management of the Fund                             Trustees and Officers
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    14.         Control Persons and Principal Holders of           Trustees and Officers
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    15.         Investment Advisory and Other Services             Advisory and Service Contract; Custodian and
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    16.         Brokerage Allocation and Other Practices           Brokerage
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    17.         Capital Stock and Other Securities                 The Fund; Capital Shares
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    18.         Purchase, Redemption and Pricing of Shares         Price and Net Asset Value; Shareholder Plans;
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    19.         Taxation of the Fund                               Dividends, Distributions and Federal Taxes
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    20.         Underwriters                                       Not Applicable
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    21.         Calculation of Performance Data Information        Historical Performance Information
    =========== ================================================== ==================================================
    =========== ================================================== ==================================================
    22.         Financial Statements                               Financial Statements
    =========== ================================================== ==================================================




                         NORTHEAST INVESTORS GROWTH FUND
                               50 CONGRESS STREET
                           BOSTON, MASSACHUSETTS 02109
                                 (800) 225-6704


                          SHARES OF BENEFICIAL INTEREST

                                   PROSPECTUS

                                   May 1, 2001

     The Fund's primary investment objective is to produce long-term growth of both capital and future income for its shareholders. The Fund pursues this objective through a flexible policy emphasizing investments in common stocks, generally of large domestic issuers.

     This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                             Page
OVERVIEW OF THE FUND                          2
   Objectives And Strategies                  2
   Risks.                                     3
   Suitability.                               3
   Performance.                               4
INVESTOR EXPENSES                             4
PORTFOLIO MANAGER                             5
SALES WITHOUT "SALES CHARGE"                  5
SHAREHOLDER INFORMATION                       6
   General Information                        6
   How to Invest                              6
   Investment Plans                           7
   How To Withdraw Your Investment            7
   How to Exchange Your Investment            9
   Dividends and Distributions                9
   Tax Consequences                           10
   Fund Policies                              10
FUND MANAGEMENT                               10
FINANCIAL HIGHLIGHTS                          12




                              OVERVIEW OF THE FUND


Investment Objectives
The Fund's objective is to produce long-term growth of both capital and future income for its shareholders. Principal Investment Strategies The Fund maintains a flexible investment policy which primarily targets common stocks of large, well-known established companies. The policy allows the Fund to achieve its objective through investment in common stock of both domestic and foreign issuers (ADRs), corporate bonds and money market instruments. The Fund may also invest in securities convertible into common stocks, preferred stocks or warrants.

The Fund will generally focus a major portion of its assets in commonstocks of large companies with histories of consistent earning and long-termcapital appreciation. These companies are well-known, well-established leaders in their industries and continue to offer the potential for accelerated earnings and rev-enue growth. For this reason, stocks of these companies are often called `growth' stocks. These may include common stocks not currently paying a dividend.

Under normal circumstances, the assets of the Fund will be fullyinvested at all times except for cash required to meet expenses. The Fund, at times, will make limited use of borrowed funds in order to raise additional funds for invest-ment or to avoid liquidating securities for cash needs such as redemptions. Lever-age is not expected to be significant and would be limited to one quarter of the Fund's total assets.

The Fund may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper rated in the highest category by either Moody's Investors Service or Standard & Poor's Corporation or securities issued or guaranteed by the U.S. Government. This would be likely to happen when management believes that liquidity is highly desirable and that therefore the Fund should adopt a tem-porary defensive policy. During such a period the Fund may not achieve its growth objective.

Principal  Investment  Risks

Stock Market
Risks Stock market volatility allows for the potential for the depreciation in the value of your investments. This may be in response to devel-opments in economic, political, regulatory or market conditions.

Portfolio Risks
Changing economic and market conditions as well as declining fundamentals, such asrevenues or earnings per share, associated with individual companies or industries that the Fund is invested in, can affect the value of your investment. The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are beingaffected.

"Growth Stock" Volatility
Growth stocks can perform differently than other types of stocks and the market as a whole.

Leverage
Investment gains made with borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested. Leverage can, therefore, involve additional risk.

Foreign  Exposure
There is an increased risk associated with investments in foreign securities. Adverse developments in economic, political, regulatory and market conditions can make the foreign markets more volatile than the U.S. market.

Convertible securities may be affected by these same factors, and debt secu-rities are subject to credit risk and the risk of adverse upward movements in inter-est rates. The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are being affected. When you sell your shares of a fund, they could be worth less than what you paid for them.

                                  Suitability.

     The Fund may be appropriate for investors who seek one or more of the following:

     o   capital appreciation of their investment over the long-term

     o a fund emphasizing established companies with consistent earnings growth

     You should also consider the following:

     o an investment in the Fund should be part of a balanced investment program

     o the Fund is generally for investors with longer-term investment horizons

     o there is a risk that you could lose money by investing in the Fund and there is no assurance that it will achieve its investment objectives

     o Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC

                                  Performance.

     The following performance related information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing its average annual return with the Standard & Poor's 500 Index. Past performance does not guarantee future results.

     The following bar chart shows the Fund's annual total return for each of the ten years ended December 31, 2000:


     Best quarter:  4th quarter 1998, up 27.50%
     Worst quarter: 3rd quarter 1998, down -13.96%

                         Periods Ended December 31, 2000
-------------------------------------------------------------------------------

               One      Five      Ten   Life of Fund
                Year      Years    Years (since Oct. 27, 1980)



The Fund       -14.96%    20.16%   16.87%    14.50%

Standard & Poor's
500 Index 1    -9.10%     18.18%   17.25%     15.92%

1 The unmanaged Standard & Poor's Index is shown for comparative purposes only.



                                INVESTOR EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                Shareholder Fees
                    (Fees Paid Directly From Your Investment)




Maximum Sales Charge
(Load) Imposed on Purchases                       None

Maximum Deferred Sales Charge (Load)              None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                   None

Redemption Fee                                    None










                         Annual Fund Operating Expenses
                  (Expenses That Are Deducted From Fund Assets)


UPATED

Management Fees                                  .53%

Distribution (12b-1 Fees)                        None
Other
        Interest Expense                         .22%
        Other Operating Expenses                 .22%

Total Annual Fund Operating Expenses             .97%




Example

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds based on the Fund's actual 2000 expenses.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:


UPDATED

      1 year      3 years    5 years    10 years
        $99        $309       $536       $1,190




                                PORTFOLIO MANAGER
     William A. Oates, Jr. is the portfolio manager of the Fund. He has been the portfolio manager of the Fund since its inception in 1980. Mr. Oates is assisted in his portfolio manager's responsibilities by Gordon C. Barrett, the Treasurer of the Fund.

                          SALES WITHOUT "SALES CHARGE"
     The Fund offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fees". The purchase of shares of numerous other mutual funds requires the investor to pay a substantial amount for a selling commission and related expenses. This reduces the net amount invested which the Fund actually receives.

                             SHAREHOLDER INFORMATION
                               General Information
     For account, product and service information, please use the following web site, phone number or address: o For information over the Internet, visit the Fund's web site at www.Northeastinvestors.com o For information over the phone use 1-800-225-6704

          o For information by mail please use Northeast Investors Growth Fund 50 Congress Street
              Boston, MA  02109

     The different ways to set up (register) your account with the Fund are listed in the following table.

Individual or Joint Tenant
     For your general investment needs
-------------------------------------------------------------------------------

Retirement
     For tax-advantaged retirement savings o Traditional Individual Retirement Accounts (IRAs) o Roth IRAs o Roth Conversion IRAs o Rollover IRAs o Educational IRAs o Keogh Plans o SIMPLE IRAs o Simplified employee Pension Plans (SEP-IRAs) o 403(b) Custodial Accounts
-------------------------------------------------------------------------------



Giftsor Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
-------------------------------------------------------------------------------

Trust
     For money being invested by a trust
-------------------------------------------------------------------------------

Business or Organization
     For investment needs of corporations, associations, partnerships or other groups

How to Invest
     Your initial investment must be accompanied by a completed Application, in the form attached to this Prospectus. You may purchase shares of the Fund at their per share net asset value next determined after the Fund or an authorized broker or agent receives a purchase order. There is no sales charge or commission. The Fund computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. Net asset value is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Fund's portfolio securities. Brokers or dealers may accept purchase and sale orders for shares of the Fund and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Fund.

     Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Fund's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

     When you place an order to buy shares, note the following:
     o The minimum initial investment in the Fund for each account is $1,000 or $500 for IRAs.
     o   Checks must be drawn on U.S. banks.
     o   The Fund does not accept cash.
     o Purchase orders may be sent directly or through an authorized broker or an other authorized agent.
     o There is no minimum for subsequent investment either by mail, telephone or exchange.
     o There is a $100,000 maximum for telephone investments.

     You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Fund's automatic investment plan regular deductions (minimum $50) will be made from your bank checking account.

                                Investment Plans
     The Fund offers shareholders tax-advantaged retirement plans, including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Fund at the address shown on the cover of this Prospectus.

                         How To Withdraw Your Investment
     You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund. Within seven days after the receipt of such a request in "good order" as described below, you will be sent an amount equal to the net asset value of the redeemed shares. This will be the net asset value next determined at the close of the New York Stock Exchange after the redemption request has been received.

     A redemption request will be considered to have been received in "good order" if it meets the following requirements: o The request is in writing, indicates the number of shares to be redeemed and identifies your account.
     o You also send in any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered. o For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. A notary public is not an acceptable guarantor. o In the case of corporations, executors, administrators, trustees or other organizations you enclose evidence of authority to sell. o If shares to be redeemed represent an investment made by check, the Fund reserves the right to delay payment until the check has been collected up to a maximum of 15 days. o A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days. o Telephone redemptions will not be made (unless confirmed in writing on the same day). o Telephone instructions from the registered owner to exchange shares of the Fund for shares of Northeast Investors Trust will be accepted.

     No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Fund will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Fund does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

     The Fund reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

     If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Fund assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Fund, and are governed by federal tax law alone.

                         How to Exchange Your Investment
     An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

     As a shareholder, you have the privilege of exchanging shares of the Fund for shares of Northeast Investors Trust without any charge.

     However, you should note the following policies and restrictions governing exchanges:
     o You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number o Before exchanging into a fund, read its prospectus o Exchanges may have tax consequences for you o Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year o The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information o Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected

   The funds may terminate or modify the exchange privileges in the future.

                           Dividends and Distributions
     The Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

     When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Fund's distributions:

     (1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.
     (2) Income-Earned Option. Your capital gains distributions will be automatically reinvested in additional shares of the Fund. Your dividends will be paid in cash.
     (3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

     If you elect to receive the distributions paid in cash by check and the U.S. Postal Service does not deliver your checks for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

                                Tax Consequences
     As with any investment, your investment in the Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

     Taxes on Distributions. Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes.

     For federal tax purposes, the Fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. The Fund's distributions of long-term capital gains are taxable to you generally as capital gains.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

     Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option.

     Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Fund is the difference between the cost of your shares and price you receive when you sell them.

                                  Fund Policies
     The following policies apply to you as a shareholder.

     Statements and reports that the Fund sends to you include the following: o Confirmation statements after transactions affecting your account balance.
     o Financial reports (every six months).

     When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

                                 FUND MANAGEMENT
     Northeast Management & Research Company, Inc. ("NMR") is the Fund's investment manager. As the manager, NMR is responsible for choosing the fund's investments and handling the general affairs of the Fund. NMR is subject to the general supervision of the Fund's Trustees.

     NMR is a corporation organized in July, 1980 to manage the Fund, and at present engages in no other activities. Mr. Oates is President of NMR and has been principally responsible for its day-to-day management.

     NMR serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund. It also provides the Fund's executive management and office space.

     The Fund pays NMR a fee at the end of each month calculated by applying a monthly rate, based on an annual percentage fee of 1% of the Fund's average daily net assets for the month up to and including $10,000,000, 3/4 of 1% of such average daily net assets for the month above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such average daily net assets for the month in excess of $30,000,000 during such month. This fee is higher than that charged by advisers to many other funds with similar objectives and policies.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     This information has been audited by PricewaterhouseCoopers LLP, Independent Accountants, for the years ended December 31, 1993 through December 31, 2000 and by Ernst & Young LLP for the years ended December 31, 1991 and December 31, 1992. The report of PricewaterhouseCoopers LLP on the financial statements and financial highlights for the year ended December 31, 2001 is included in the Statement of Additional Information which is available upon request and without charge.

UPDATED

                                       Years Ended December 31
Per Share Data#            2000      1999     1998    1997     1996     1995
Net asset value:
Beginning of period.....   $26.08   $20.47   $15.84  $12.15   $10.59    $8.13
Income From Investment
Operations:
Net investment income(loss)  (.09)     .01      .05     .06      .05      .07
Net realized and
unrealized gain (loss)
on investments.............  (3.71)   5.93     5.18    4.46     2.54     2.90
                             ----     ----    ----     ----     ----
Total from investment
operations ................  (3.80)   5.94     5.23    4.52     2.59     2.97
                             ----     ----    ----     ----     ----
Less Distributions:
Net investment income ..      0.00   (.02)    (.05)   (.06)    (.05)    (.07)
Capital gains ............   (2.05)  (.31)    (.55)   (.77)    (.98)    (.44)
Total Distributions .....    (2.05)  (.33)    (.60)   (.83)   (1.03)    (.51)
Net asset value:
End of period......        $20.23  $26.08   $20.47  $15.84   $12.15   $10.59
                           ------   ------  ------   ------   ------
Total Return ........      -14.96%  29.13%   33.34%  37.28%   24.60%   36.46%
Ratios & Supplemental Data
Net assets end of
period (000's omitted)    $272,222 $357,650 $211,259 $108,590 $60,275  $48,337
Ratio of operating
expenses to average
net assets
(includes interest expense).  .97%   .85%     .94%     .97%   1.21%    1.37%
Ratio of interest expense
to average net assets         .22%   .10%     .12%      .02%    -        -
Ratio of net investment
income to average
net assets.................. -.34%   .03%     .44%     .45%    .47%     .74%
Portfolio turnover rate ..  32.57% 31.39%   18.54%   16.36%  25.27%   26.53%

# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25, 1997.


Years Ended December 31
Per Share Data#            1994       1993     1992~     1991~
Net asset value:
Beginning of period.......$8.37      $9.70   $10.37      $7.81
Income From Investment
Operations:
Net investment income .......06        .07      .07        .09
Net realized and
unrealized gain (loss)
on investments...........  (.07)       .16     (.15)      2.77
Total from investment
operations ..........      (.01)       .23     (.08)      2.86
Less Distributions:
Net investment income ..   (.06)      (.07)    (.07)      (.12)
Capital gains...........   (.17)     (1.49)    (.52)      (.18)
                           -----     ------    -----      -----
Total Distributions....... (.23)     (1.56)    (.59)      (.30)

Net asset value:
End of period..           $8.13      $8.37    $9.70     $10.37
                          -----      -----    -----     ------
Total Return.......        (.07%)     2.44%    (.73%)    36.91%
Ratios & Supplemental Data
Net assets end of
period (000's omitted) ...$35,459   $38,694   $42,609   $40,873
Ratio of operating
expenses to average
net assets.........         1.53%     1.45%     1.42%     1.50%
Ratio of net investment
income to average
net assets..........         .74%      .62%      .71%     1.02%
Portfolio turnover rate .  25.55%    35.14%    28.91%    15.63%
~ Audited by other Auditors
Ratios & Supplemental Data
Net assets end of
period (000's omitted) ...$35,459   $38,694   $42,609   $40,873  $27,189
Ratio of operating
expenses to average
net assets.........         1.53%     1.45%     1.42%     1.50%    1.74%
Ratio of net investment
income to average
net assets..........         .74%      .62%      .71%     1.02%    1.19%
Portfolio turnover rate .  25.55%    35.14%    28.91%    15.63%   37.18%
~ Audited by other Auditors
# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25, 1997.


                              FOR MORE INFORMATION
     You can find additional information about the Fund in the following documents:

     STATEMENT OF ADDITIONAL INFORMATION. (SAI). The SAI contains more detailed information about the Fund and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (is legally part of this prospectus).

     ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Fund's performance during its last fiscal year.

     You may obtain a free copy of the Fund's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Fund at:

     Northeast Investors Growth Fund
     50 Congress Street
     Boston, MA 02109
     (800) 225-6704     (617) 523-3588

     You can also review and copy information about the Fund at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-800-SEC-0300 for information about the operation of the Public Reference Room. Reports and other information about the Fund are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

     The Fund's reference number as a registrant under the Investment Company Act of 1940 is 811-3074.





                         NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704
                                 (617) 523-3588

                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2001


This Statement of Additional Information supplements the Prospectus for the Fund dated May 1, 2001 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement of Additional Information is not a Prospectus.



              TABLE OF CONTENTS                 Page

The Fund                                         B-2
Investment Restrictions                          B-2
Trustees and Officers                            B-4
Advisory and Service Contract                    B-5
Custodian and Independent Accountants            B-5
Brokerage                                        B-6
Price and Net Asset Value                        B-6
Shareholder Plans                                B-7
Tax-Advantaged Retirement Plans                  B-7
Dividends, Distributions & Federal Taxes         B-9
Capital Shares                                   B-10
Historical Performance Information               B-10
Financial Statements                             B-12

                                    THE FUND


         Northeast Investors Growth Fund, herein called the Fund, is a diversified open-end management investment company originally organized in 1980 under the laws of The Commonwealth of Massachusetts as a corporation and converted to a Massachusetts business trust in 1987.

                             INVESTMENT RESTRICTIONS

         The Fund's objective is to produce long-term growth of both capital and future income for its shareholders. This objective is pursued through a flexible policy emphasizing investments in common stocks and permitting investments in money market instruments and corporate bonds.

         In pursuing this objective it is the fundamental policy of the Fund not to engage in any of the following activities or investment practices. These restrictions may not be changed without the approval of a majority of the outstanding shares. The Fund may not:

                  1. purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market value to be invested in the securities of such issuer (other than obligations of the U.S. Government and its instrumentalities);

                  2. purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 10% of any class of securities, or of the outstanding voting securities, of such issuer to be held in the Fund's portfolio;

                  3. purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger, and in no event may investments in such securities exceed 10% of the value of the total assets of the Fund. The Fund may not purchase or retain securities issued by another open-end investment company;

                  4. purchase any securities if such purchase, at the time thereof would cause more than 25% of the value of the Fund's assets to be invested in securities of companies in any one industry;

                  5. invest in the securities of companies which, including predecessors, have a record of less than three years continuous operation, although it may invest in the securities of regulated public utilities or pipe-line companies which do not have such a record;

                  6. buy any securities or other property on margin, engage in short sales (unless by virtue of its ownership of other securities it has a right to obtain securities equivalent in kind and amount to the securities sold without incurring additional costs) or purchase or sell puts or calls, or combinations thereof;

                  7. invest in companies for the purpose of exercising control or management;

                  8. buy or sell real estate, commodities or commodity (futures) contracts unless acquired as a result of ownership of securities;

                  9.       underwrite securities issued by others;

                  10. make loans to other persons (except by purchase of bonds and other obligations constituting part of an issue, limited, in the case of privately offered securities, to 10% of the Fund's total assets) . However, the Fund may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-1/3% of the total assets of the Fund;

                  11. purchase or retain securities issued by an issuer if the officers, Trustees and Directors of the Fund and of the Adviser, together, own beneficially more than 5% of any class of securities of such issuer.

                  12. issue senior securities, except that the Fund may borrow from banks in an amount which does not exceed 25% of the Fund's total assets.

         In addition, the Fund may not purchase warrants in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

         The Fund will not purchase securities which are not readily marketable (including repurchase agreements with maturities in excess of seven days) if such purchase, at the time thereof, would result in more than 10% of the Fund's net assets being invested in such securities.

         The restrictions in the two preceding paragraphs are not fundamental and may be changed by the Board of Trustees without shareholder approval or notification.

         The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Fund's objective of producing long-term growth. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended December 31, 2000 and 1999 the rates of total portfolio turnover were 32.57% and 31.39% respectively. Although investment policy or changed circumstances may require, in the opinion of management, an increased rate of such portfolio turnover, the Adviser does not anticipate that such turnover will be substantially in excess of that experienced by the Fund in recent years.

                              TRUSTEES AND OFFICERS

         The Trustees of the Fund are Ernest E. Monrad, William A. Oates, Jr., Robert B. Minturn, Jr., Michael Baldwin and John C.Emery. Under Massachusetts law, the Trustees are generally responsible for the management of the Fund, including supervision of the Fund's investment manager. The following table provides certain information about the Fund's Trustees and officers:




Name, Address and Age    Position(s) Held with Fund    Principal Occupation(s)
                                                         During Last 5 Years

William A. Oates, Jr.*   President and Trustee         President and Trustee
50 Congress Street                                       of Fund
Boston, MA
Age 58

Ernest E. Monrad*        Chairman of the Trustees,     Chairman and Trustee of
50 Congress Street       Assistant Treasurer and       Northeast Investors Trust
Boston, MA               Trustee
Age 70

Robert B. Minturn, Jr.*  Vice President, Clerk and     Clerk and Trustee of
50 Congress Street       Trustee                       Northeast Investors Trust
Boston, MA
Age 60

Gordon C. Barrett        Vice President and Treasurer Executive Vice President
50 Congress Street                                    andTreasurer of Northeast
Boston, MA                                            Investors Trust
Age 44

Michael Baldwin          Trustee                       Partner, Baldwin Brothers
3 Barnabas Road                                        Investment Advisory Firm
Marion, MA
Age 60

John C. Emery            Trustee                       Partner, Law Firm of
One Post Office Square                                 Sullivan & Worcester
Boston, MA
Age 69



         *Indicates a Trustee who is an "interested person" under the Investment Company Act of 1940, as amended.


         The  following   chart   provides   information   concerning  the  2000
compensation of the Fund's Trustees and the officer of the Fund who received in excess of $60,000 in compensation from the Fund in 2000


                                                Pension and
                                                Retirement Benefits                         Total Compensation
                                                Received as Part of   Estimated Annual      from Fund and Fund
                            Aggregate           Fund Expenses         Benefit Upon          Complex Paid to
Name of Person, Position    Compensation from                         Retirement            Trustees
                            the Fund
William A. Oates,              -0-               -0-                     -0-                   -0-

President and Trustee
Ernest E. Monrad,              -0-               -0-                     -0-                   -0-

Chairman of the Trustees,
Assistant Treasurer and
Trustee
Robert B. Minturn, Vice        -0-               -0-                    -0-                    -0-
President, Clerk and Trustee
Gordon C. Barrett, Treasurer   $134,961         $5,250                  -0-           Not Applicable
John R. Furman, Trustee        $  1,500         -0-                     -0-                  $1,500
John C. Emery, Trustee         $  8,000         -0-                     -0-                  $8,000
Michael Baldwin, Trustee       $  5,000         -0-                     -0-                  $5,000

         The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on April 12, 2000 was 178,225.796 shares (1.40%).

                          ADVISORY AND SERVICE CONTRACT

         Northeast Management & Research Company, Inc. ("NMR") serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.

         NMR pays the Fund's executive and certain administrative salaries and rent, with the following expenses borne by the Fund: (a) taxes and other governmental charges, if any, (b) interest on borrowed money, if any, (c) legal fees, (d) auditing fees, (e) insurance premiums, (f) dues and fees for membership in trade associations, if any, (g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the Securities and Exchange Commission and of preparing reports to government agencies and expenses of registering shares under Federal and state laws and regulations, (h) fees and expenses of trustees not affiliated with or interested persons of NMR, (i) fees and expenses of the custodian, (j) expenses of acting as its own dividend disbursing agent and transfer agent, (k) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (1) cost of reports to shareholders and expense of shareholders' meetings, including the mailing and preparation of proxy material, and trustees meetings, and (m) the cost of share certificates representing shares of the Fund. The Fund also pays all brokers' commissions in connection with its portfolio transactions.

         The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its officers and trustees with respect to such litigation.

         For 2000 ,1999 and 1998, respectively, the advisory fee was $1,760,913 $1,542,605, and $834,910.

                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

         The custodian for the Fund is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Fund's assets. The Fund acts as its own Transfer and Shareholder Servicing Agent.

         The independent accountants for the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts. PricewaterhouseCoopers LLP audits the Fund's annual financial statements included in the annual report to shareholders, reviews the Fund's filings with the Securities and Exchange Commission on Form N-lA and prepares the Fund's federal income and excise tax returns.

                                    BROKERAGE

         Decisions to buy and sell securities for the Fund and as to assignment of its portfolio business and negotiation of its commission rates are made by NMR. It is NMR's policy to obtain the best security price available, and, in doing so, NMR assigns portfolio executions and negotiates commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Fund. In order to minimize brokerage charges, the Fund seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided NMR or the Fund with statistics, other information and wire and other services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, NMR's policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During 2000, 1999 and 1998 the Fund paid brokerage commissions of $212,532, $250,383, and $109,897 respectively. The difference in commissions paid was principally because of the increasing size of the Fund.

                            PRICE AND NET ASSET VALUE

         It is the current policy of the Fund that the public offering price of shares of the Fund equal their net asset value, the Fund receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Fund's shares is determined by dividing the market value of the Fund's securities, plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made for fractions of a cent to the next highest cent. The Fund makes no special payment for the daily computation of its net asset value.

                                SHAREHOLDER PLANS

Open Accounts

         Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Fund. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Fund of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Fund at any time by ordering the Fund shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Fund at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "How to Withdraw Your Investment". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

         These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Fund on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Fund may modify or terminate either Plan at any time.

         An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.

                         TAX-ADVANTAGED RETIREMENT PLANS

         In addition to regular accounts, the Fund offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Fund; dividends and other distributions are reinvested in shares of the Fund. Contributions may be invested in shares of Northeast Investors Trust as well as shares of the Fund.

         Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Fund are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

         Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Fund at its offices.

         An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

         The Fund offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

         The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Individual Retirement Account (IRA)and Roth IRA

         An individual may open his own Individual Retirement Account (IRA) or Roth IRA using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.

403(b) Retirement Account

         Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.

                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

         It is the Fund's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Fund unless the shareholder elects to receive cash.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Fund to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Fund did so qualify during its last taxable year.

         A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

         To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

         Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Fund with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 31% of distributions withheld by the Fund.

         The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

                             ADDITIONAL INFORMATION

                               SECURITIES LENDING

         The Fund may seek additional income by lending portfolio securities to qualified institutions that have a value of up to 33 1/3% of the Fund's assets. The Fund will receive cash or cash equivalents (e.g. U.S. Government obligations) as collateral in an amount at least equal to 100% of the current market value of the loaned securities. The collateral will generally be held in the form received, although cash may be invested in securities issued or guaranteed by the U.S. Government and/or irrevocable stand-by letters of credit. By reinvesting cash it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money.

                              REPURCHASE AGREEMENTS

         The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

                                    LEVERAGE

         In order to raise additional funds for investment or to avoid liquidating securities to meet cash needs, such as for redemptions, the Fund may borrow money from banks. The ability to borrow permits the Fund to minimize uninvested cash. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of Fund shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their cost to the Fund, the net asset value of the fund will decrease faster than would otherwise be the case. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested.

         The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Fund may vary the amount of borrowings from time to time, including having no borrowings at all. Under the Investment Company Act of 1940, as amended, the Fund is required to maintain asset coverage of 300% of outstanding borrowings and could be required to liquidate portfolio securities to reduce borrowings if this requirement is not met.

                                 CAPITAL SHARES

         The Fund has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Fund is not bound to recognize any transfer until it is recorded on the books of the Fund. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Fund, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the obligations of such instruments are not binding upon any of the Trustees or shareholders individually but are binding only upon the Fund's assets. The Fund is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Fund containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Fund shall be indemnified by the Fund for all loss and expense incurred by reason of his being or having been a shareholder of the Fund. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

                       HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                [OBJECT OMITTED]


         Where:

         P =      a hypothetical initial payment of $1,000
         n =      number of years
         ERV      = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

         The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The Fund's total return for the one, five and for year periods ended December 31, 2000 are set forth in the Prospectus.

         From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2[(a-b/cd + 1)6 - 1] Where:

         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The performance quotations described above are based on historical experience and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance to performance as reported by other investments, indices and averages.

                              FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

         1.       Report of PricewaterhouseCoopers LLP, Independent Accountants

         2.       Schedule of Investments as of December 31, 2000

         3.       Statement of Assets and Liabilities as of December 31, 2000

         4.       Statement of Operations for the Year Ended December 31, 2000

         5. Statement of Changes in Net Assets for each of the two years in the period ended December 31, 2000

         6.       Notes to Financial  Statements for the year ended December 31,
                  2000



Schedule of Investments
December 31, 2000

Common Stocks-                                               Market                Percent of
                                         Number of           Value                    Net
Name of Issuer                           Shares             (Note B)                 Assets

Banks

Bank One Corporation                      82,000           $ 3,003,250
Citigroup, Inc.                          135,600           $ 6,924,075
Fifth Third Bancorp                      103,550           $ 6,187,113
FleetBoston Financial Corporation*       137,634           $ 5,169,877
Northern Trust Corporation                22,000           $ 1,794,375
Zions Bancorporation                      67,000           $ 4,183,313
                                                          -------------
                                                          $ 27,262,003                   10.01%

Biotechnology
------------------------------------------------------------------------------------------------
Amgen, Inc.A                              82,250           $ 5,258,859                    1.93%

Computer & Data Processing
------------------------------------------------------------------------------------------------
EMC CorporationAB                         81,500           $ 5,419,750
Hewlett Packard Corporation               78,800           $ 2,487,125
International Business MachinesB          57,200           $ 4,862,000
Sun Microsystems, Inc.A                   89,600           $ 2,497,600
                                                          -------------
                                                          $ 15,266,475                    5.61%


Computer Software & Services
------------------------------------------------------------------------------------------------
Microsoft CorporationAB                  154,200           $ 6,707,700                    2.46%

Entertainment
------------------------------------------------------------------------------------------------
Disney (Walt) Productions                108,000           $ 3,125,250
Time Warner, Inc.                        142,900           $ 7,465,096
Viacom Inc. Class AA                     102,000           $ 4,794,000
                                                          -------------
                                                          $ 15,384,346                    5.65%

Electrical Equipment
------------------------------------------------------------------------------------------------
Agilent TechnologiesA                     26,000           $ 1,423,500
General Electric Company                 253,800          $ 12,166,538
Texas Instruments, Inc.                   30,000           $ 1,421,250
                                                          -------------
                                                          $ 15,011,288                    5.51%

Electronics
------------------------------------------------------------------------------------------------
Intel Corporation                        212,400           $ 6,425,100
Palm, Inc.                                36,500           $ 1,033,406
Sony Corporation                          51,800           $ 3,600,100
Tyco International, Inc.                  70,000           $ 3,885,000
                                                          -------------
                                                          $ 14,943,606                    5.49%

Financial Services
------------------------------------------------------------------------------------------------
American Express Company                 111,500           $ 6,125,531
Eaton Vance CorporationB                 290,000           $ 9,352,500
Goldman Sachs GroupB                      41,000           $ 4,384,438
Mellon Financial Corporation             103,500           $ 5,077,969
Morgan Stanley Dean Witter Company        86,820           $ 6,880,485
State Street Corporation                  78,100           $ 9,700,801
                                                          -------------
                                                          $ 41,521,724                   15.25%

Food & Beverage
------------------------------------------------------------------------------------------------
Quaker Oats Company                       32,000           $ 3,116,000
Sysco Corporation                         72,000           $ 2,160,000
                                                          -------------
                                                           $ 5,276,000                    1.94%

Health Care-Supplies
------------------------------------------------------------------------------------------------
Johnson & Johnson                         49,800           $ 5,232,113                    1.92%

Insurance
------------------------------------------------------------------------------------------------
American International Group              45,046           $ 6,659,770
John Hancock Financial Services          136,000           $ 5,117,000
                                                          -------------
                                                          $ 11,776,770                    4.33%

------------------------------------------------------------------------------------------------
Medical
------------------------------------------------------------------------------------------------
Medtronic, Inc.                           75,800           $ 4,576,425                    1.68%

Multimedia
------------------------------------------------------------------------------------------------
The News Corporation Limited-ADR          85,000           $ 2,741,250                    1.01%

Networking Products
------------------------------------------------------------------------------------------------
Cisco Systems, Inc.A                     183,400           $ 7,015,050
Oracle CorporationA                      205,800           $ 5,981,063
                                                          -------------
                                                          $ 12,996,113                    4.77%

Petroleum, Coal , Gas
------------------------------------------------------------------------------------------------
Chevron Corporation                       33,200           $ 3,816,575
Enron Corporation                         63,000           $ 5,236,875
Exxon Mobil Corporation                   89,941           $ 7,819,246
Royal Dutch Petroleum                     53,200           $ 3,221,925
                                                          -------------
                                                          $ 20,094,621                    7.38%

Pharmaceuticals
------------------------------------------------------------------------------------------------
Bristol Myers Squibb Corporation          81,800           $ 6,048,088
Eli Lily & Co.                            65,700           $ 6,114,206
Merck & Co., Inc.B                        86,400           $ 8,089,200
Millenium Pharmaceuticals                 17,000           $ 1,051,875
Pfizer, Inc.B                            183,731           $ 8,451,626
                                                          -------------
                                                          $ 29,754,995                   10.93%

Publishing/Printing
------------------------------------------------------------------------------------------------
McGraw-Hill Companies, Inc.               67,300           $ 3,945,463                    1.45%

Retail
------------------------------------------------------------------------------------------------
Home Depot, Inc.                          81,075           $ 3,704,114
Wal-Mart Stores, Inc.                    140,600           $ 7,469,375
                                                          -------------
                                                          $ 11,173,489                    4.10%

Telecommunications
------------------------------------------------------------------------------------------------
Corning, Inc.                            131,400           $ 6,939,563
Cox CommunicationsA                      139,400           $ 6,490,813
JDS UniphaseA                             41,100           $ 1,713,356
Qwest CommunicationsA                    104,800           $ 4,283,700
Vodafone Airtouch PLC-Spons-ADR           91,000           $ 3,258,938
                                                          -------------
                                                          $ 22,686,370                    8.33%




Telecommunications Equipment
------------------------------------------------------------------------------------------------
Ciena Corporation                           8500             $ 691,688
Comverse Technologies                     20,000           $ 2,172,500
Nokia Corporation-Spons-ADRA             153,200           $ 6,664,200
Nortel Networks                          101,700           $ 3,260,756
Qualcomm, Inc.A                           38,000           $ 3,123,125
Tellabs, Inc.A                            65,000           $ 3,672,495
                                                          -------------
                                                          $ 19,584,764                    7.19%

      Total Common Stocks (Cost-$231,577,077)             $ 291,194,374                 106.97%

B Pledged to collateralize short-term borrowings (See Note G) A Non-income producing security ADR American Depository Receipt representing ownership of foreign securities




December 31, 2000
Assets

Assets
-----------------------------------------------------------------------------------------------------------
Investments--at market value (cost $231,577,077)--Note B, D, & F                               $ 291,194,374
Dividends receivable                                                                               198,784
Receivable for shares of beneficial interest sold                                                  129,010
                                                                                       --------------------
                  Total Assets                                                                 291,522,168




Liabilities
-----------------------------------------------------------------------------------------------------------
Short-term Borrowing-Note G                                                                     18,354,323
Payable for shares of beneficial interest repurchased                                              713,056
Accrued Investment advisory fee-Note C                                                             127,132
Accrued expenses                                                                                   105,496
                                                                                       --------------------
                  Total Liabilities                                                             19,300,007


Net Assets                                                                                   $ 272,222,161
                                                                                       ====================

Net Assets Consist of (Note B):
Capital paid-in                                                                              $ 194,745,505
Undistributed net realized gains                                                                18,983,361
Undistributed Net Investment Loss                                                               (1,124,002)
Net unrealized appreciation of investments                                                      59,617,297
                                                                                       --------------------

Net Assets, for 13,458,597 shares outstanding                                                $ 272,222,161
                                                                                       ====================

Net Asset Value, offering price and redemption
 price per share ($272,222,161/13,458,597 shares)                                                   $20.23
                                                                                       ====================

The accompanying notes are an integral part of the financial statements.

Investment Income
---------------------------------------------------------------------------------------------------------

Dividend Income                                                                              $ 2,042,169
Interest Income                                                                                  $ 7,080
Other Income-Note I                                                                               50,298
                                                                                    ---------------------
                      Total Income                                                             2,099,547
                                                                                    =====================


Expenses
---------------------------------------------------------------------------------------------------------
Investment advisory fee-Note C                                                               $ 1,760,913
Interest Expense - Note G                                                                        738,099
Administrative expenses and salaries                                                             333,661
Printing, postage, and stationary                                                                 94,441
Computer and related expenses                                                                     88,510
Legal fees                                                                                        39,558
Audit fees                                                                                        35,550
Registration and Filing fees                                                                      34,286
Telephone Expense                                                                                 20,767
Insurance                                                                                         15,288
Custodian fees                                                                                    14,200
Commitment fee - Note G                                                                           10,977
Trustee fees                                                                                       9,393
Miscellaneous fees                                                                                27,906
                      Total Expenses                                                           3,223,549
                                                                                    ---------------------

Net Investment Loss                                                                         $ (1,124,002)
                                                                                    ---------------------

Realized and Unrealized Gain (Loss) on Investments--Note B:
Net realized gain from investment transactions                                                45,044,505
Change in unrealized appreciation/depreciation of  investments                               (93,877,897)
                                                                                    ---------------------
Net Gain on Investments                                                                      -48,833,392

Net Increase in Net Assets Resulting from Operations                                        ($49,957,394)
                                                                                    =====================


The accompanying notes are an integral part of the financial statements.



                                                                                     Year               Year Ended
                                                                             Ended December 31,       December 31,
Year ended December 31, 2000                                                        2000                  1999
----------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
From Operations:
             Net investment income (loss)                                          $ (1,124,002)            $ 109,054
             Net realized gain (loss) from investment transactions                   45,044,505             3,909,780
             Change in unrealized appreciation of investments                       (93,877,897)           71,527,151
                                                                             -------------------   -------------------
                      Net Increase (Decrease) in Net Assets
                        Resulting from Operations                                   (49,957,394)           75,545,985
                                                                             -------------------   -------------------

Distributions to Shareholders from Net Investment Income
    From net investment income                                                                0              (140,843)
    In exess of net investment income                                                         0              (106,194)
    From net realized gains on investments                                       (25,632,428.00)           (4,010,686)
    In exess of net realized gains on investments                                             0              (126,771)
                                                                             -------------------   -------------------
                                                                             -------------------   -------------------
             Total Distributions                                                 (25,632,428.00)           (4,384,494)
                                                                             ===================   ===================


From Net Fund Share Transactions--Note E                                              (9,837,564)           75,229,207
                                                                             -------------------   -------------------
             Total Increase (Decrease) in Net Assets                                (85,427,386)          146,390,698

Net Assets:
Beginning of Period                                                                 357,649,547           211,258,849
                                                                             -------------------   -------------------

End of Period (including undistributed net investment
income of $1,124,002 and $0 respectively)                                          $272,222,161          $357,649,547
                                                                             ===================   ===================

The accompanying notes are an integral part of the financial statements.


Note A-Organization
Northeast Investors Growth Fund (the "Fund") is a diversified, no-load,open-end, series-type management investment company registered under theInvestment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust. Note B-Significant Accounting Policies Significant accounting policies of the Fund are as follows: Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value. Security Transactions:
Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost. Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes. Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The Fund's distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned. Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Note C-Investment Advisory and Service Contract The Fund has its investment advisory and service contract with NortheastManagement & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the aver-age daily net assets during the month preceding payment. All trustees except Messrs. Michael Baldwin and John C. Emery are officers or directors of the Advisor. The compensation of all disinterested trustees of the Fund is borne by the Fund.

Note D-Purchases and Sales of Investments The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $110,483,593 and $135,521,315, respectively, for the year ended December31, 2000.

Note E-Shares of Beneficial Interest At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:


                                                   2000                                1999

                                             Shares                 Amount         Shares                  Amount
Shares sold                                  4,445,960             $ 112,532,725      7,239,820         $ 161,699,116
Shares issued to shareholders in
reinvestment of distributions from
net investment income and realized
gains from security transactions             1,101,441                23,438,706        165,009           $ 3,980,887
                                          -------------        ------------------  -------------       ---------------
                                             5,547,401             $ 135,971,431      7,404,829         $ 165,680,003

Shares repurchased                          (5,803,584)           $ (145,808,995)    (4,015,168)        $ (90,450,796)
                                          -------------        ------------------  -------------       ---------------

Net Increase                                  (256,183)             $ (9,837,564)     3,389,661          $ 75,229,207
                                          =============        ==================  =============       ===============


Note F-Repurchase Agreement
On a daily basis, the Fund invests uninvested cash balances into repurchaseagreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to theagreement, realization and/or retention of the collateral may be subject to legal proceedings.



Note G-Short-term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At June 30, 2000, the Fund had unused lines of credit amounting to $2,140,561. The

The following information relates to aggregate short-term borrowings during the Year ended December 31, 2000:

Average amount outstanding (total of daily outstanding principal balances
divided by number of days during the year).......................          $10,629,985
Weighted average interest rate (actual interest expense on short-term
borrowing divided by average short-term borrowings outstanding) ......          7.03%

Note H-Other Tax Information
For federal income tax purposes, the cost of investments owned at December 31, 2000 was $231,577,076. At December 31, 2000 gross unrealized appreciation of investments was $72,706,362 and gross unrealized depreciation was $13,089,064, resulting in net unrealized appreciation of $59,617,298.

Note  I-Securities Lending The Fund
may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31,2000, the value of securities loaned and the value of collateral were $10,659,735 and $14,564,750, respectively. During the six months ened, income from securi-ties lending amounted to $43,685.

                                        Years Ended December 31
Per Share Data#                     1999     1998    1997     1996     1995
Net asset value:
Beginning of period.....   $26.08   $20.47   $15.84  $12.15   $10.59    $8.13
Income From Investment
Operations:
Net investment income(loss)  (.09)     .01      .05     .06      .05      .07
Net realized and
unrealized gain (loss)
on investments.............  (3.71)   5.93     5.18    4.46     2.54     2.90
                             ----     ----    ----     ----     ----
Total from investment
operations ................  (3.80)   5.94     5.23    4.52     2.59     2.97
                             ----     ----    ----     ----     ----
Less Distributions:
Net investment income ..      0.00   (.02)    (.05)   (.06)    (.05)    (.07)
Capital gains ............   (2.05)  (.31)    (.55)   (.77)    (.98)    (.44)
Total Distributions .....    (2.05)  (.33)    (.60)   (.83)   (1.03)    (.51)
Net asset value:
End of period......        $20.23  $26.08   $20.47  $15.84   $12.15   $10.59
                           ------   ------  ------   ------   ------
Total Return ........      -14.96%  29.13%   33.34%  37.28%   24.60%   36.46%
Ratios & Supplemental Data
Net assets end of
period (000's omitted)    $272,222 $357,650 $211,259 $108,590 $60,275  $48,337
Ratio of operating
expenses to average
net assets
(includes interest expense).  .97%   .85%     .94%     .97%   1.21%    1.37%
Ratio of interest expense
to average net assets         .22%   .10%     .12%      .02%    -        -
Ratio of net investment
income to average
net assets.................. -.34%   .03%     .44%     .45%    .47%     .74%
Portfolio turnover rate ..  32.57% 31.39%   18.54%   16.36%  25.27%   26.53%

# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25, 1997.


Years Ended December 31
Per Share Data#            1994       1993     1992~     1991~
Net asset value:
Beginning of period.......$8.37      $9.70   $10.37      $7.81
Income From Investment
Operations:
Net investment income .......06        .07      .07        .09
Net realized and
unrealized gain (loss)
on investments...........  (.07)       .16     (.15)      2.77
Total from investment
operations ..........      (.01)       .23     (.08)      2.86
Less Distributions:
Net investment income ..   (.06)      (.07)    (.07)      (.12)
Capital gains...........   (.17)     (1.49)    (.52)      (.18)
                           -----     ------    -----      -----
Total Distributions....... (.23)     (1.56)    (.59)      (.30)

Net asset value:
End of period..           $8.13      $8.37    $9.70     $10.37
                          -----      -----    -----     ------
Total Return.......        (.07%)     2.44%    (.73%)    36.91%
Ratios & Supplemental Data
Net assets end of
period (000's omitted) ...$35,459   $38,694   $42,609   $40,873
Ratio of operating
expenses to average
net assets.........         1.53%     1.45%     1.42%     1.50%
Ratio of net investment
income to average
net assets..........         .74%      .62%      .71%     1.02%
Portfolio turnover rate .  25.55%    35.14%    28.91%    15.63%
~ Audited by other Auditors
# All per share data as of December  31,  1996 and earlier has been  restated to reflect a 3 for 1 stock split effective September 25, 1997.
Average share method use to calculate per share data
All ratios for the Six months ended December 31, 2000 are annualized.

To the Shareholders and Trustees of Northeast Investors Growth Fund: In our opinion,the accompanying statement of assets and liabilities,including the schedule of investments,and the related statements of operations and of changes in net assets and the financial highlights present fairly,in all material respects,the financial position of Northeast Investors Growth Fund (the ""at December 31,2000,the results of its oper- ations for the year then ended,the changes in its net assets for each of the two years in the period then ended and the financial highlights for periods indicated therein,in conformity with accounting principles generally accepted in the United States of America.These finan- cial statements and financial highlights (hereafter referred to as " statements "are the responsibility of the Fund ' management;our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America,which require that we plan and perform the audit to obtain reasonable assur- ance about whether the financial statements are free of material misstatement.An audit includes examining,on a test basis,evidence supporting the amounts and disclosures in the financial statements,assessing the accounting principles used and significant esti- mates made by management,and evaluating the overall financial statement presentation. We believe that our audits,which included confirmation of securities at December 31,2000 by correspondence with the custodian,provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston,Massachusetts
February 16,2001
Page 19





Part C.  Other information


Item 24.  Financial Statemets and Exhibits

          (a) The following financial statements and related information are included in the Statement of Additional Information:

1.   Statement of Assets and Liabilities as of December 31, 2000.

2.   Statement of Operations fo the year ended December 31, 2000.

3. Statement of Changes in Net Assets for each of the two years in the period ended December 31, 2000.

4.   Schedule of Investments as of December 31, 2000.

5.   Notes to financial statements for the year ended December 31, 2000.

6.   Report of PricewaterhouseCoopers LLP, Independent Accountants.

          In addition, the Consent of Independent Accountants is included in Part
C.
          (b) The following exhibits are incorporated by reference herein.

          (1)       Exhibit  1--             Restated Agreement and Declaration
                                             of a Massachusetts business trust
                                             as amended through 1987.

          (2)       Not Applicable

          (3)       Not Applicable

          (4)       Exhibit  4--             Form of Certificate representing
                                             shares of beneficial interest

          (5)       Not Applicable

          (6)       Not Applicable

          (7)       Not Applicable

          (8)       Exhibit 8 --             Custodian Agreement

          (9)       Not Applicable

          (10)      Not Applicable

          (11)      Not Applicable

          (12)      Not Applicable

          (13)      Not Applicable

          (14)      Exhibit 14.1             IRA Custodial Account Agreement

                    Exhibit 14.2             Prototype Defined Contribution Plan
                                             and Trust

                    Exhibit 14.3             Model of 403(b) Retirement Account

          (15)      Not Applicable

Item 25. Persons Controlled by or Under Common Control With Registrant

         Not Applicable

Item 26. Number of Holders of Securities

         The number of record holders of each class of securities of the Registrant as of December 31, 2000 is as follows:

               (1)                                (2)
          Title of Class                     Number of Record Holders

     Shares of Beneficial Interest           9,192

Item 27.  Indemnification

          Registrant's Declaration of Trust contains the following provisions:

          "Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgements or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the exitence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropiate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law."

     The Registrant has been advised that in the opion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant's Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an offecer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropiate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Not Applicable

Item 29. Principal Underwriters

         Not Applicable

Item 30. Location of Accounts and Records

         Accounts, books and other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 50 COngress Street, Boston, Massachusetts.

Item 31. Management Services

         None

Item 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-1A of our report dated February 16, 2001, relating to the financial statements and financial highlights of Northeast Investors Growth Fund, which appear in such Registration Statement. We also consent to the references to us under the headings "Financial Statements", " Custodian and Independent Accountants", and "Financial Highlights" in such Registration Statement.




PricewaterhouseCoopers LLP
Boston, MA
April 20, 2001



                             Signatures

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby represents that this filing meets the requirements for filing under Rule 485(b) and has duly caused this Amendment to its Registration to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the April 30, 2001.

                         NORTHEAST INVESTORS GROWTH FUND




                                                           William A. Oates, Jr.
                                    President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                                   Title           Date

S/William A. Oates, Jr.             Trustee and person performing April 30, 2001
William A. Oates, Jr.                       functions of principal executive
                                            officer and principal financial
                                            and accounting officer

S/Robert B. Minturn*                  Trustee                     April 30, 2001
---------------------------
Robert B. Minturn

                                      Trustee                     April 30, 2001
S/John C. Emery

                                      Trustee                     April 30, 2001
S/Michael Baldwin

S/Ernest E. Monrad*                   Trustee                     April 30, 2001
Ernest E. Monrad


*By:s/William A. Oates, Jr.
        William A. Oates, Jr.
         Attorney-in-Fact